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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2013 (March 5, 2013)

PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22193 (Commission File Number)	33-0743196 (I.R.S. Employer Identification No.)

17901 Von Karman Avenue, Suite 1200, Irvine, CA 92614
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (949) 864-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 5, 2013, Pacific Premier Bancorp, Inc., a Delaware corporation ("PPBI"), and its wholly-owned subsidiary, Pacific Premier Bank, a California-chartered bank ("Pacific Premier"), entered into an Agreement and Plan of Reorganization (the "Merger Agreement") with San Diego Trust Bank, a California-chartered bank ("SDTB"), pursuant to which Pacific Premier will acquire SDTB. The proposed acquisition of SDTB is referred to in this Current Report on Form 8-K as the "Merger." A copy of the Merger Agreement is included as Exhibit 2.1 to this Current Report on Form 8-K. A summary of the material terms of the Merger Agreement follows.

Merger Consideration

The consideration payable to SDTB shareholders upon completion of the Merger will include both a cash component and shares of PPBI common stock ("PPBI Common Stock"), which consideration is subject to adjustment in certain circumstances described below. Upon completion of the Merger, each share of SDTB common stock ("SDTB Common Stock") issued and outstanding immediately prior to the effective time of the Merger will be canceled and converted into the right to receive the following (the "Merger Consideration): (1) a cash amount equal to $13.41 per share (the "Per Share Cash Consideration"); and/or (2) 1.114 shares of PPBI Common Stock (the "Per Share Stock Consideration").

The Per Share Cash Consideration is subject to downward adjustment if SDTB's aggregate transaction-related expenses exceed $3.0 million, on an after-tax equivalent basis, as provided in the Merger Agreement. The Per Share Stock Consideration is also subject to (i) downward adjustment if the average closing price of PPBI Common Stock during the 10 trading day period ending on the fifth business day prior to the effective time of the Merger (the "PPBI Average Share Price") is equal to or greater than $13.240 and (ii) upward adjustment if the PPBI Average Share Price is less than or equal to $10.832. To the extent the PPBI Average Share Price is equal to or greater than $13.240, the Per Share Stock Consideration shall adjust down to a number of shares of PPBI Common Stock equal to (X) $14.751 divided by (Y) the PPBI Average Share Price, rounded to the nearest thousandth. To the extent the PPBI Average Share Price is less than $10.832, the Per Share Stock Consideration shall adjust up to a number of shares of PPBI Common Stock equal to (A) $12.069 divided by (B) the PPBI Average Share Price, rounded to the nearest thousandth. In no event shall the upward adjustment to the Per Share Stock Consideration increase beyond a number of shares of PPBI Common Stock that would result in PPBI issuing to SDTB shareholders in the aggregate more than 19.9% of its outstanding shares of PPBI Common Stock at the closing of the Merger (the "Closing").

SDTB shareholders will have the opportunity to elect the form of consideration to be received for all shares of SDTB Common Stock held by them, subject to the allocation procedures set forth in the Merger Agreement which are intended to ensure that 50% of the aggregate value of the Merger Consideration is paid in the form of shares of PPBI Common Stock, with the remaining 50% of the aggregate Merger Consideration to be paid in cash. Cash will be paid in lieu of any fractional share interest.

SDTB Options

Each outstanding stock option to acquire shares of SDTB Common Stock that is vested or unvested that remains outstanding will be canceled in exchange for the right to receive a single lump sum cash payment, unless the exercise price per share of any such stock option is equal to or greater than the Per Share Cash Consideration, in which case such stock option will be canceled without any cash payment being made in respect thereof.

Shareholder Agreements

As an inducement for PPBI and Pacific Premier to enter into the Merger Agreement, each director and executive officer of SDTB who owns shares of SDTB Common Stock, reflecting an aggregate of approximately 30% of the outstanding SDTB Common Stock, entered into a shareholder agreement with PPBI and SDTB pursuant to which he or she agreed, among other things, to vote all shares of SDTB Common Stock beneficially owned by him or her in favor of adoption and approval of the Merger Agreement and the Merger. These shareholders also agreed to certain restrictions on their ability to transfer their shares of SDTB Common Stock. In addition, each director and executive officer of SDTB agreed to refrain from soliciting customers and employees of SDTB for a period of two (2) years following the Closing. The form of shareholder agreement is included as Annex A to the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1.

Employment and Confidentiality, Non-Competition and Non-Solicitation Agreements

In connection with the signing of the Merger Agreement, Pacific Premier entered into an employment agreement with James T. Reschan, who currently serves as SDTB's Senior Executive Vice President and Chief Operating Officer, and a confidentiality, non-competition and non-solicitation agreement with Michael E. Perry, who currently serves as SDTB's Chairman, President and Chief Executive Officer. Each of the employment agreement with Mr. Reschan and the confidentiality, non-competition and non-solicitation agreement with Mr. Perry will become effective upon consummation of the Merger.

Pursuant to the terms of his employment agreement, Mr. Reschan will be employed as Executive Vice President—Regional Manager of Pacific Premier. The term of Mr. Reschan's employment will be three (3) years, subject to earlier termination as provided in the employment agreement. The form of employment agreement is included as Annex D to the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1.

Pursuant to his confidentiality, non-competition and non-solicitation agreement, Mr. Perry agrees to maintain the confidentiality of specified confidential and proprietary information, and he agrees to adhere to certain non-competition and non-solicitation covenants for a period of three (3) years following the Closing. The form of confidentiality, non-competition and non-solicitation agreement is included as Annex E to the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1.

Representations and Warranties

The Merger Agreement contains customary representations and warranties from SDTB, which are qualified by the confidential disclosures provided by SDTB to PPBI, and customary representations and warranties from PPBI and Pacific Premier.

Business Pending the Merger

SDTB is required under the Merger Agreement to conduct its business in the ordinary and usual course consistent with past practice, to use reasonable best efforts to preserve its business organization, keep available the present services of its employees and preserve for itself and PPBI the goodwill of the customers of SDTB and others with whom business relations exist. The Merger Agreement additionally addresses how the business of SDTB is to be conducted in a number of areas between the signing of the Merger Agreement and the closing of the Merger.

Conditions to the Merger

The consummation of the Merger is subject to a number of conditions, which include: (1) the approval of the Merger Agreement by SDTB's shareholders; (2) the employment agreement entered into between Pacific Premier Bank and Mr. Reschan and the confidentiality, non-competition and non-solicitation agreement entered into between Pacific Premier and Mr. Perry shall not have been terminated and shall remain in full force and effect; (3) SDTB's average total deposits for the period beginning December 31, 2012 through and including the month-end prior to the closing of the Merger must not be less than $171 million; (4) as of the day of the closing of the Merger, SDTB's Tier 1 Capital shall not be less than $21.2 million; (5) the receipt of all necessary authorizations, orders and consents of governmental authorities for the Merger, without the imposition of conditions or requirements upon Pacific Premier that are not customary and that would materially reduce the benefits of the Merger; (6) the absence of any regulation, judgment, decree, injunction or other order of a governmental authority which prohibits the consummation of the Merger; (7) the issuance of shares of PPBI Common Stock to SDTB's shareholders that are registered with the Securities and Exchange Commission ("SEC") and such shares being approved for listing on the Nasdaq Global Market; (8) dissenting shares of SDTB Common Stock must not represent 10% or more of the outstanding shares of SDTB Common Stock; (9) all representations and warranties made by PPBI and SDTB in the Merger Agreement must remain true and correct, except for certain inaccuracies that would not have, or would not reasonably be expected to have, a material adverse effect; and (10) PPBI and SDTB must have performed their respective obligations under the Merger Agreement in all material respects.

Termination Fee

SDTB must pay PPBI a termination fee in the amount of $1.75 million if the Merger Agreement is terminated in certain circumstances.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and cannot be the basis for any claims under the Merger Agreement by the other party after termination of the Merger Agreement, except as a result of fraud or willful breach of the provisions of the Merger Agreement, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties' public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding PPBI, Pacific Premier or SDTB, their respective affiliates or their respective businesses.

ITEM 8.01.    OTHER EVENTS.

On March 6, 2013, PPBI issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. In addition, PPBI has prepared an investor presentation regarding the Merger, which it expects to use in connection with presentations to analysts and investors. A copy of the investor presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K. For additional information about the Merger, see Item 1.01 of this Current Report on Form 8-K.

Information contained herein, including Exhibits 99.1 and 99.2, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, as amended, nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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Forward Looking Statements

This Current Report on Form 8-K may contain forward-looking statements regarding PPBI, Pacific Premier, SDTB and the Merger. These statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors: the expected cost savings, synergies and other financial benefits from the acquisition might not be realized within the expected time frames or at all; governmental approval of the Merger may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approvals of the Merger; conditions to the closing of the Merger may not be satisfied; and the SDTB shareholders may fail to approve the consummation of the Merger. Annualized, pro forma, projected and estimated numbers in this press release are used for illustrative purposes only, are not forecasts and may not reflect actual results.

PPBI, Pacific Premier and SDTB undertake no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Notice to First Associations Bank ("FAB") Shareholders

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed acquisition of FAB, PPBI filed a registration statement on Form S-4 (the "Registration Statement") with the SEC, which contains a proxy statement of FAB and a prospectus of PPBI (collectively, the "proxy statement/prospectus"). A definitive proxy statement/prospectus has been distributed to the shareholders of FAB in connection with their vote on the proposed acquisition of FAB. SHAREHOLDERS OF FAB ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION OF FAB. The definitive proxy statement/prospectus has been mailed to shareholders of FAB. Investors and security holders can obtain the definitive proxy statement/prospectus and the other documents free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by PPBI are available free of charge by (1) accessing PPBI's website at www.ppbi.com under the "Investor Relations" link and then under the heading "SEC Filings," (2) writing PPBI at 17901 Von Karman Ave., Suite 1200, Irvine, California 92614, Attention: Investor Relations or (3) writing FAB at 12001 N. Central Expressway, Suite 1165, Dallas, Texas 75243, Attention: Corporate Secretary.

The directors, executive officers and certain other members of management and employees of PPBI may be deemed to be participants in the solicitation of proxies in favor of Pacific Premier's proposed acquisition of FAB from the shareholders of FAB. Information about the directors and executive officers of PPBI is included in the definitive proxy statement/prospectus for the proposed acquisition of FAB. The directors, executive officers and certain other members of management and employees of FAB may also be deemed to be participants in the solicitation of proxies in favor of the proposed acquisition from the shareholders of FAB. Information about the directors and executive officers of FAB is included in the definitive proxy statement/prospectus for the proposed acquisition of FAB. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the definitive proxy statement/prospectus regarding the proposed acquisition. You may obtain free copies of this document as described in the preceding paragraph.

Notice to SDTB Shareholders

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed acquisition of SDTB, a registration statement on Form S-4 will be filed with the SEC by PPBI. The registration statement will contain a proxy statement/prospectus to be distributed to the shareholders of SDTB in connection with their vote on the acquisition. SHAREHOLDERS OF SDTB ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The final proxy statement/prospectus will be mailed to shareholders of SDTB. Investors and security holders will be able to obtain the documents free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by PPBI will be available free of charge by accessing PPBI's website at www.ppbi.com or by writing PPBI at 17901 Von Karman Avenue, Suite 1200, Irvine, CA 92614, Attention: Investor Relations, or by writing SDTB at 2550 Fifth Avenue, Suite 1010, San Diego, CA 92103, Attention: Corporate Secretary.

The directors, executive officers and certain other members of management and employees of PPBI may be deemed to be participants in the solicitation of proxies in favor of the acquisition of SDTB from the shareholders of SDTB. Information about the directors and executive officers of PPBI is included in the proxy statement for its 2012 annual meeting of PPBI shareholders, which was filed with the SEC on April 16, 2012. The directors, executive officers and certain other members of management and employees of SDTB may also be deemed to be participants in the solicitation of proxies in favor of the acquisition from the shareholders of SDTB. Information about the directors and executive officers of SDTB will be included in the proxy statement/prospectus for the acquisition of SDTB. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed acquisition of SDTB when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

Exhibit Number
2.1	Agreement and Plan of Reorganization, dated as of March 5, 2013, among Pacific Premier Bancorp, Inc., Pacific Premier Bank and San Diego Trust Bank.
99.1	Press release, dated March 6, 2013, announcing the execution of the Merger Agreement.
99.2	Investor Presentation, dated March 6, 2013.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.
Dated: March 6, 2013	By:	/s/ STEVEN R. GARDNER
Steven R. Gardner President and Chief Executive Officer

 EXHIBIT INDEX

Exhibit Number
2.1	Agreement and Plan of Reorganization, dated as of March 5, 2013, among Pacific Premier Bancorp, Inc., Pacific Premier Bank and San Diego Trust Bank.
99.1	Press release, dated March 6, 2013, announcing the execution of the Merger Agreement.
99.2	Investor Presentation, dated March 6, 2013.

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  ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
  ITEM 8.01. OTHER EVENTS.
  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX